SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Forge River Road, Suite 100, Webster, Texas 77598

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2025, KULR Technology Group, Inc., a Delaware corporation (the “Company”), entered into a Master Loan Agreement (the “Agreement”) with Coinbase Credit, Inc., a Delaware corporation, and Coinbase, Inc., a Delaware corporation, acting in its principal capacity and as agent for each of its affiliates (each, a “Coinbase Entity” and together the “Lender”). The Agreement governs separate loan transactions (each, a “Loan”) whereby the Lender may, from time to time, lend to the Company (i) specified quantities of digital assets or (ii) cash in U.S. dollars (collectively, “Loaned Assets”). Each Loan will be documented by a written confirmation setting forth the asset type, principal amount, loan fee rate, maturity profile and any other negotiated terms.

Facility

The Agreement provides for a multiple-draw term facility, with no fixed aggregate cap on the amount that can be borrowed. A Loan shall only be deemed to commence once the Lender transfers the Loaned Assets to the Company; and the Company simultaneously pledges the required collateral. Each Loan shall documented by a written confirmation that sets forth, among other matters, the principal amount, asset type, commencement date, loan-fee rate and any other mutually agreed terms. The Company shall grant the Lender a continuing first-priority security interest in the collateral.

Interest and Fee

Under each confirmation, a “Loan Fee” shall accrue daily on an actual/365-day basis at the annual rate specified for the relevant Loan. The Loan Fee shall be payable monthly. If the Company fails to redeliver the Loaned Assets when due and no Event of Default has occurred, a late fee, calculated at the rate set forth in the applicable confirmation, shall accrue on the overdue amount until it is satisfied in full.

Maturity and Termination

Either party may terminate a Loan on one calendar day’s prior notice, or on two calendar days’ prior notice if the notice is delivered after the close of business or on a day that is not a business day. The Company may terminate the Loan on the same day as notice of termination is provided, if it transfers all Loaned Assets on the same calendar day. No prepayment premium or penalty applies to voluntary repayments and earlier termianton.

Events of Default and Remedies

Upon the occurrence of certain events of default under the Agreement, including failure to transfer or return Loaned Assets; failure to deliver required collateral; failure to cure a Margin Deficit (as defined in the Agreement) within the cure period as mutually agreed to; insolvency or bankruptcy events; material breaches of covenants; and material misrepresentations, the non-defaulting party shall be entitled to terminate all outstanding Loans and exercise all rights available to it under any agreement or applicable law.

Other Terms

The Agreement includes representations, warranties, covenants, events of default, and other customary provisions for a secured term loan facility of this type.

The foregoing description of the Agreement, together with the description above of certain terms of the Agreement, is a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On July 8, 2025, the Company, issued a press release announcing entering into the credit facility. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The Company uses, and will continue to use, its website, press releases, and various social media channels, including its Twitter account (twitter.com/kulrtech), its LinkedIn account (linkedin.com/company/kulr-technology-corporation), its Facebook account (facebook.com/KULRTechnology), its TikTok account (tiktok.com/Kulr_tech), its Instagram account (instagram.com/Kulr_tech), and its YouTube account (youtube.com/channel/UC3wZBPINQd51N6p35Mo5uQg), as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information that the Company posts on its website, disseminated in press releases and on social media could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, disseminates in press releases and on the social media channels identified above, as such information could be deemed to be material information.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits

(d)            Exhibits.

Exhibit No.	Description
10.1	Master Loan Agreement, dated July 1, 2025, between KULR Technology Group, Inc., Coinbase Credit, Inc. and Coinbase, Inc.
99.1	Press Release dated July 8, 2025
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: July 8, 2025	By:	/s/ Michael Mo
Michael Mo
Chief Executive Officer